AXA FINANCIAL, INC.

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K for the period ended December 31, 2002 of AXA Financial, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher M. Condron, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







                                      /s/ Christopher M. Condron
                                      --------------------------
                                        Christopher M. Condron
                                        President and
                                        Chief Executive Officer

Date: March 27, 2003

[A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO AXA FINANCIAL, INC. AND WILL BE RETAINED BY AXA FINANCIAL, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST]